UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-21208

                           Oppenheimer Select Value Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                                        (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


          Registrant's telephone number, including area code: (303) 768-3200
                                                              --------------

                       Date of fiscal year end: April 30

           Date of reporting period: May 1, 2003 - April 30, 2004



Item 1.  Reports to Stockholders.
FUND PERFORMANCE DISCUSSION

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Select Value Fund enjoyed favorable performance on both an absolute and relative basis during the past 12 months, performing on par with its Lipper Multi Cap Funds category.
   Decisions within all of the Fund's sectors provided positive contributions to relative performance during the past 12 months--an unusual but welcome occurrence. The greatest favorable impact on relative performance was generated by investments in the technology, consumer discretionary, and health care sectors.
   In technology, the Fund was helped by investments in Flextronics International Ltd. and Titan Corp. Flextronics, a contract manufacturer for leading technology firms, continued to benefit from increased business as more companies look to outsource areas of their operations. Shares of Titan, which provides information-technology services to government agencies, gained after the company agreed to be acquired by defense contractor Lockheed Martin Corp. In the consumer discretionary sector, the Fund was helped by investments in clothing retailer Casual Male Corp. and restaurant giant McDonalds Corp., both of which continued to successfully turn around formerly flagging businesses. In health care, benefits provider Aetna Inc. improved profitability and was a strong performer for the portfolio. At the end of the period, the Fund no longer held positions in Titan, Casual Male, Flextronics, and Aetna.
   Certain individual holdings modestly detracted from results. One of these detractors was transportation company CNF Inc., which was hurt by prolonged problems with its freight forwarding business. Our concerns about CNF's ability to fix these problems led us to sell the Fund's position in the stock. A second disappointment was communications provider AT&T Corp., hurt by greater-than-expected price competition.
   Throughout the reporting period we followed a consistent investment strategy, as we attempt to do in all types of market conditions. Our approach continued to be to own what we believe are the best value stocks in each sector of the economy. We searched for attractively valued large-cap, mid-cap, and small-cap stocks offering the potential for earnings growth. During the period, such a strategy resulted in an underweighting of the financials sector because we anticipated many financial companies would experience slower earnings growth. We also maintained a modest overweight in industrial stocks because we were able to identify a number of companies in this area that we believed were attractively valued.
   At period end, the Fund's largest position was in Bank of America Corp., the third-largest bank in the United States. We took advantage of a drop in Bank of America's stock price, following investors' negative reaction to an announced merger with rival FleetBoston Financial Corporation. The lower valuation meant that Bank of America was trading at a discount to its competitors. We also believed the company may be positioned to gain market share in many of its key markets.
   In the energy sector, the Fund continued to own a significant position in British Petroleum Company plc, the world's largest oil company. In our view, we expect BP to continue to grow production at a superior rate compared to many of its peers, and this production gap could widen over time. We also favor the company's plans to return some of its substantial cash flow to shareholders--an action we believe will help the stock's total return.
   In the media sector, the Fund had significant holdings in cable-television company UnitedGlobalCom, Inc. at the end of the period. Most of UnitedGlobalCom's assets are located abroad, in markets that are generally less competitive than the United States. In our opinion, the company's business prospects compare favorably with those of other cable and satellite operators, yet its stock is valued more inexpensively.

        7 | OPPENHEIMER SELECT VALUE FUND

FUND PERFORMANCE DISCUSSION

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until April 30, 2004. In the case of Class A shares, performance is measured from the inception of the class on November 26, 2002. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
   The Fund's performance is compared to the performance of the Russell 3000 Value Index, an unmanaged, broad index of U.S. equities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

        8 | OPPENHEIMER SELECT VALUE FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
 --   Oppenheimer Select Value Fund (Class A)
 --   Russell 3000 Value Index

[LINE CHART]
               Value of Investment    Russell
Date                 In Fund         3000 Index

11/26/2002             9,425          10,000
01/31/2003             9,199           9,204
04/30/2003             9,585           9,895
07/31/2003            10,961          10,877
10/31/2003            11,828          11,663
01/31/2004            13,542          12,623
04/30/2004            13,134          12,379

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/04
1-YEAR  29.14%   SINCE INCEPTION  21.04%  INCEPTION DATE  11/26/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%. WITHOUT A VOLUNTARY EXPENSE LIMIT THAT CAN BE TERMINATED AT ANY TIME, FUND PERFORMANCE WOULD HAVE BEEN LOWER. SEE PAGE 10 FOR FURTHER INFORMATION.

        9 | OPPENHEIMER SELECT VALUE FUND

NOTES

TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. CUMULATIVE TOTAL RETURNS ARE NOT ANNUALIZED. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Please remember this Fund has a limited operating history.

CLASS A shares of the Fund were first offered on 11/26/02. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 2/27/04. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 2/27/04. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 2/27/04. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 2/27/04. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

        10 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF INVESTMENTS  April 30, 2004

                                                                   MARKET VALUE
                                                       SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
 COMMON STOCKS--97.8%
-------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--13.5%
-------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.6%
 McDonald's Corp.                                       4,000       $  108,920
-------------------------------------------------------------------------------
 MEDIA--9.8%
 AMC Entertainment, Inc. 1                              3,800           60,610
-------------------------------------------------------------------------------
 Liberty Media Corp., Cl. A 1                          29,700          324,918
-------------------------------------------------------------------------------
 UnitedGlobalCom, Inc., Cl. A 1                        40,190          300,621
                                                                    -----------
                                                                       686,149

-------------------------------------------------------------------------------
 MULTILINE RETAIL--1.4%
 Dollar Tree Stores, Inc. 1                             3,700           99,715
-------------------------------------------------------------------------------
 SPECIALTY RETAIL--0.7%
 Boise Cascade Corp.                                    1,566           52,821
-------------------------------------------------------------------------------
 CONSUMER STAPLES--6.4%
-------------------------------------------------------------------------------
 FOOD & STAPLES RETAILING--1.8%
 Costco Wholesale Corp. 1                               3,400          127,330
-------------------------------------------------------------------------------
 TOBACCO--4.6%
 Altria Group, Inc.                                     5,800          321,204
-------------------------------------------------------------------------------
 ENERGY--8.7%
-------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.7%
 Halliburton Co.                                        2,000           59,600
-------------------------------------------------------------------------------
 Pride International, Inc. 1                            3,400           57,358
                                                                    -----------
                                                                       116,958

-------------------------------------------------------------------------------
 OIL & GAS--7.0%
 BP plc, ADR                                            6,400          338,560
-------------------------------------------------------------------------------
 Energy Partners Ltd. 1                                 3,700           51,800
-------------------------------------------------------------------------------
 Frontier Oil Corp.                                     3,200           56,896
-------------------------------------------------------------------------------
 LUKOIL, Sponsored ADR                                    400           43,600
                                                                    -----------
                                                                       490,856

-------------------------------------------------------------------------------
 FINANCIALS--25.6%
-------------------------------------------------------------------------------
 COMMERCIAL BANKS--9.7%
 Bank of America Corp.                                  4,432          356,732
-------------------------------------------------------------------------------
 SouthTrust Corp.                                       3,500          108,780
-------------------------------------------------------------------------------
 Wells Fargo & Co.                                      3,800          214,548
                                                                    -----------
                                                                       680,060

-------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--7.9%
 Citigroup, Inc.                                        4,100          197,169
-------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                900           48,807
-------------------------------------------------------------------------------
 Morgan Stanley                                         3,900          200,421
-------------------------------------------------------------------------------
 SLM Corp.                                              2,800          107,268
                                                                    -----------
                                                                       553,665

-------------------------------------------------------------------------------
 INSURANCE--8.0%
 Platinum Underwriters Holdings Ltd.                    6,100          195,078
-------------------------------------------------------------------------------
 Protective Life Corp.                                  1,300           46,748
-------------------------------------------------------------------------------
 Prudential Financial, Inc.                             5,700          250,458

                                                                   MARKET VALUE
                                                       SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
 INSURANCE Continued
 UnumProvident Corp.                                    4,100       $   63,755
                                                                    -----------
                                                                       556,039

-------------------------------------------------------------------------------
 HEALTH CARE--5.2%
-------------------------------------------------------------------------------
 BIOTECHNOLOGY--2.1%
 MedImmune, Inc. 1                                      6,100          147,864
-------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--1.7%
 PacifiCare Health Systems, Inc. 1                        500           17,880
-------------------------------------------------------------------------------
 Province Healthcare Co. 1                              6,200           99,138
                                                                    -----------
                                                                       117,018

-------------------------------------------------------------------------------
 PHARMACEUTICALS--1.4%
 Watson Pharmaceuticals, Inc. 1                         2,800           99,708
-------------------------------------------------------------------------------
 INDUSTRIALS--16.4%
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--8.9%
 Boeing Co.                                             1,700           72,573
-------------------------------------------------------------------------------
 Empresa Brasileira de
 Aeronautica SA, ADR                                    4,000          103,200
-------------------------------------------------------------------------------
 Orbital Sciences Corp. 1                               8,000          103,040
-------------------------------------------------------------------------------
 Raytheon Co.                                          10,600          341,956
                                                                    -----------
                                                                       620,769

-------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--2.6%
 Cendant Corp.                                          7,600          179,968
-------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--4.9%
 General Electric Co.                                   9,200          275,540
-------------------------------------------------------------------------------
 Tyco International Ltd.                                2,500           68,625
                                                                    -----------
                                                                       344,165

-------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--11.6%
-------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--1.3%
 QUALCOMM, Inc.                                         1,500           93,690
-------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--2.0%
 Hewlett-Packard Co.                                    7,200          141,840
-------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.9%
 Net2Phone, Inc. 1                                     16,300           63,407
-------------------------------------------------------------------------------
 IT SERVICES--3.2%
 CSG Systems International, Inc. 1                      9,200          154,468
-------------------------------------------------------------------------------
 Unisys Corp. 1                                         5,200           67,756
                                                                    -----------
                                                                       222,224

-------------------------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.2%
 National Semiconductor Corp. 1                           400           16,316
-------------------------------------------------------------------------------
 SOFTWARE--4.0%
 Compuware Corp. 1                                      8,900           68,085
-------------------------------------------------------------------------------
 Pegasystems, Inc. 1                                    7,800           67,080
-------------------------------------------------------------------------------
 Take-Two Interactive Software, Inc. 1                  4,900          141,561
                                                                    -----------
                                                                       276,726

        11 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   MARKET VALUE
                                                       SHARES        SEE NOTE 1
-------------------------------------------------------------------------------
 MATERIALS--2.2%
-------------------------------------------------------------------------------
 CHEMICALS--2.2%
 Dow Chemical Co.                                       2,200       $   87,318
-------------------------------------------------------------------------------
 Praxair, Inc.                                          1,800           65,790
                                                                    -----------
                                                                       153,108

-------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--3.0%
-------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
 IDT Corp., Cl. B 1                                     7,700          143,374
-------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--1.0%
 Vodafone Group plc, Sponsored ADR                      2,800           68,712
-------------------------------------------------------------------------------
 UTILITIES--5.2%
-------------------------------------------------------------------------------
 ELECTRIC UTILITIES--3.2%
 AES Corp. (The) 1                                     17,800          154,326
-------------------------------------------------------------------------------
 PG&E Corp. 1                                           2,600           71,552
                                                                    -----------
                                                                       225,878

-------------------------------------------------------------------------------
 GAS UTILITIES--2.0%
 Kinder Morgan, Inc.                                    1,100           66,231
-------------------------------------------------------------------------------
 Sempra Energy                                          2,200           69,850
                                                                    -----------
                                                                       136,081

                                                                    -----------
 Total Common Stocks (Cost $6,120,735)                               6,844,565

                                                     PRINCIPAL     MARKET VALUE
                                                        AMOUNT       SEE NOTE 1
-------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--5.2%
-------------------------------------------------------------------------------
 Undivided interest of 0.07% in joint repurchase
 agreement (Principal Amount/Market Value
 $554,815,000, with a maturity value of $554,860,310)
 with PaineWebber, Inc., 0.98%, dated 4/30/04, to
 be repurchased at $366,030 on 5/3/04, collateralized
 by Federal National Mortgage Assn., 5.50%--6.50%,
 7/1/32--11/1/33, with a value of $566,733,053
 (Cost $366,000)                                     $366,000       $  366,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $6,486,735)                                      103.0%       7,210,565
-------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                   (3.0)        (206,821)
                                                     --------------------------
 NET ASSETS                                             100.0%      $7,003,744
                                                     ==========================

FOOTNOTE TO STATEMENT OF INVESTMENTS
1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        12 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2004

---------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------
 Investments, at value (cost $6,486,735)--see accompanying statement of investments           $7,210,565
---------------------------------------------------------------------------------------------------------
 Cash                                                                                             17,752
---------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                 55,309
 Shares of beneficial interest sold                                                               29,104
 Interest and dividends                                                                            5,127
 Other                                                                                             1,849
                                                                                              -----------
 Total assets                                                                                  7,319,706

---------------------------------------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                           281,456
 Legal, auditing and other professional fees                                                      15,984
 Shareholder communications                                                                       12,715
 Trustees' compensation                                                                              696
 Distribution and service plan fees                                                                  295
 Transfer and shareholder servicing agent fees                                                        70
 Other                                                                                             4,746
                                                                                              -----------
 Total liabilities                                                                               315,962

---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                   $7,003,744
                                                                                              ===========

---------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
 Par value of shares of beneficial interest                                                   $      518
---------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                    5,839,007
---------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments                                                    440,389
---------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                      723,830
                                                                                              -----------
 NET ASSETS                                                                                   $7,003,744
                                                                                              ===========

---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $6,706,076 and 495,876 shares of beneficial interest outstanding)                             $13.52
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                      $14.34
---------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $115,611 and 8,555 shares of beneficial interest outstanding)                          $13.51
---------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on
 net assets of $174,439 and 12,907 shares of beneficial interest outstanding)                     $13.52
---------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $6,664 and 493 shares of beneficial interest outstanding)                              $13.52
---------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $953.80 and 70.47 shares of beneficial interest outstanding)             $13.53

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        13 | OPPENHEIMER SELECT VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2004

---------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $959)                                         $   69,312
---------------------------------------------------------------------------------------------------------
 Interest                                                                                            850
                                                                                              -----------
 Total investment income                                                                          70,162

---------------------------------------------------------------------------------------------------------
 EXPENSES
---------------------------------------------------------------------------------------------------------
 Management fees                                                                                  35,409
---------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                             254
 Class B                                                                                              73
 Class C                                                                                              84
 Class N                                                                                               3
---------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                             271
 Class B                                                                                              26
 Class C                                                                                              16
---------------------------------------------------------------------------------------------------------
 Shareholder communications:
 Class A                                                                                          18,439
 Class B                                                                                             158
 Class C                                                                                             181
 Class N                                                                                              12
 Class Y                                                                                               4
---------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                      22,112
---------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                            9,599
---------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                          42
---------------------------------------------------------------------------------------------------------
 Other                                                                                             6,502
                                                                                              -----------
 Total expenses                                                                                   93,185
 Less reduction to custodian expenses                                                                (42)
 Less voluntary reimbursement of expenses:
 Class A                                                                                         (20,133)
 Class B                                                                                            (247)
 Class C                                                                                            (281)
 Class N                                                                                             (18)
 Class Y                                                                                              (5)
 Less voluntary waiver of transfer and shareholder servicing agent fees:
 Class B                                                                                             (19)
 Class C                                                                                             (10)
                                                                                              -----------
 Net expenses                                                                                     72,430

---------------------------------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                                              (2,268)

---------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN
---------------------------------------------------------------------------------------------------------
 Net realized gain on investments                                                                725,042
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                            501,924

---------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $1,224,698
                                                                                              ===========

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        14 | OPPENHEIMER SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED APRIL 30,                                                                      2004                  2003 1
-----------------------------------------------------------------------------------------------------------------------
 OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                                 $   (2,268)           $  (11,440)
-----------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                               725,042              (143,783)
-----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                  501,924               221,906
                                                                                     ----------------------------------
 Net increase in net assets resulting from operations                                 1,224,698                66,683

-----------------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain--Class A                                         (136,971)                   --

-----------------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                              2,199,702             3,244,661
 Class B                                                                                119,224                    --
 Class C                                                                                177,747                    --
 Class N                                                                                  7,000                    --
 Class Y                                                                                  1,000                    --

-----------------------------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
 Total increase                                                                       3,592,400             3,311,344
-----------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                  3,411,344               100,000 2
                                                                                     ----------------------------------
 End of period                                                                       $7,003,744            $3,411,344
                                                                                     ==================================

1. For the period from November 26, 2002 (commencement of operations) to April 30, 2003.
2. Reflects the value of the Manager's initial seed money investment on November 8, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        15 | OPPENHEIMER SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

 CLASS A  YEAR ENDED APRIL 30,                               2004        2003 1
--------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                     $ 10.17      $10.00
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                  -- 2      (.03)
 Net realized and unrealized gain                            3.75         .20
                                                          ----------------------
 Total from investment operations                            3.75         .17
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                        (.40)         --
--------------------------------------------------------------------------------
 Net asset value, end of period                            $13.52      $10.17
                                                          ======================

--------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3                         37.02%       1.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                  $6,706      $3,411
--------------------------------------------------------------------------------
 Average net assets (in thousands)                         $4,706      $3,151
--------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                        (0.04)%     (0.85)%
 Total expenses                                              1.96%       2.60%
 Expenses after expense reimbursement or fee waiver and
 reduction to custodian expenses                             1.50%       2.35%
--------------------------------------------------------------------------------
 Portfolio turnover rate                                      102%         66%

1. For the period from November 26, 2002 (commencement of operations) to April 30, 2003.
2. Less than $0.005 per share.
3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total return. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        16 | OPPENHEIMER SELECT VALUE FUND

 PERIOD ENDED APRIL 30, 2004 1                                         CLASS B       CLASS C       CLASS N       CLASS Y
---------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                  $ 14.19       $ 14.19       $ 14.19       $ 14.19
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                             (.01)         (.01)         (.01)          .01
 Net realized and unrealized loss                                         (.67)         (.66)         (.66)         (.67)
                                                                       ----------------------------------------------------
 Total from investment operations                                         (.68)         (.67)         (.67)         (.66)
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                                       --            --            --            --
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                         $13.51        $13.52        $13.52        $13.53
                                                                       ====================================================

---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                                      (4.79)%       (4.72)%       (4.72)%       (4.65)%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                                 $116          $174            $7            $1
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                        $ 44          $ 51            $3            $1
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                            (1.19)%       (1.01)%       (0.73)%        0.26%
 Total expenses                                                           5.71%         5.48%         4.96%         4.47%
 Expenses after expense reimbursement or fee waiver and
 reduction to custodian expenses                                          2.25%         2.25%         1.75%         1.25%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                   102%          102%          102%          102%

1. For the period from February 27, 2004 (inception of offering) to April 30, 2004.
2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

        17 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Select Value Fund (the Fund), formerly Oppenheimer Multi Cap Value Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation over the long-term. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. As of April 30, 2004, 77% of Class A shares were owned by the Manager. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        18 | OPPENHEIMER SELECT VALUE FUND

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                                            NET UNREALIZED
                                                                                              APPRECIATION
                                                                                          BASED ON COST OF
                                                                                            SECURITIES AND
              UNDISTRIBUTED          UNDISTRIBUTED                 ACCUMULATED           OTHER INVESTMENTS
              NET INVESTMENT             LONG-TERM                        LOSS          FOR FEDERAL INCOME
              INCOME                          GAIN                CARRYFORWARD 1              TAX PURPOSES
              ---------------------------------------------------------------------------------------------
              $211,205                    $229,183                        $--                     $723,830

 1. During the fiscal years ended April 30, 2004 and April 30, 2003, the Fund did not utilize any capital loss carryforwards.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 Accordingly, the following amounts have been reclassified for April 30, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                    REDUCTION TO                        REDUCTION TO
                                                     ACCUMULATED                     ACCUMULATED NET
                 INCREASE TO                      NET INVESTMENT                       REALIZED GAIN
                 PAID-IN CAPITAL                            LOSS                      ON INVESTMENTS 2
                 -------------------------------------------------------------------------------------
                 $1,631                                   $2,268                              $3,899

 2. $1,631, including $849 of long-term capital gain, was distributed in connection with Fund share redemptions.

 The tax character of distributions paid during the years ended April 30, 2004 and April 30, 2003 was as follows:

                                          YEAR ENDED             PERIOD ENDED
                                      APRIL 30, 2004           APRIL 30, 2003 3
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                       $136,971                      $--

 3. For the period from November 26, 2002 (commencement of operations) to April 30, 2003.

        19 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities                  $6,486,735
                                                              ===========

              Gross unrealized appreciation                   $  826,408
              Gross unrealized depreciation                     (102,578)
                                                              -----------
              Net unrealized appreciation                     $  723,830
                                                              ===========

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                       YEAR ENDED APRIL 30, 2004 1       PERIOD ENDED APRIL 30, 2003 2,3
                                                          SHARES            AMOUNT              SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                                    161,601        $2,215,782             325,568        $3,244,661
 Dividends and/or distributions reinvested                 1,077            13,920                  --                --
 Redeemed                                                 (2,370)          (30,000)                 --                --
                                                        --------------------------------------------------------------------
 Net increase                                            160,308        $2,199,702             325,568        $3,244,661
                                                        =================================================================


 CLASS B
 Sold                                                      8,561        $  119,314                  --        $       --
 Dividends and/or distributions reinvested                    --                --                  --                --
 Redeemed                                                     (6)              (90)                 --                --
                                                        -----------------------------------------------------------------
 Net increase                                              8,555        $  119,224                  --        $       --
                                                        =================================================================

        20 | OPPENHEIMER SELECT VALUE FUND

                                                       YEAR ENDED APRIL 30, 2004 1       PERIOD ENDED APRIL 30, 2003 2,3
                                                          SHARES            AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                                     12,907        $  177,747                  --        $       --
 Dividends and/or distributions reinvested                    --                --                  --                --
 Redeemed                                                     --                --                  --                --
                                                        -----------------------------------------------------------------
 Net increase                                             12,907        $  177,747                  --        $       --
                                                        =================================================================
 CLASS N
 Sold                                                        493        $    7,000                  --        $       --
 Dividends and/or distributions reinvested                    --                --                  --                --
 Redeemed                                                     --                --                  --                --
                                                        -----------------------------------------------------------------
 Net increase                                                493        $    7,000                  --        $       --
                                                        =================================================================
 CLASS Y
 Sold                                                         70        $    1,000                  --        $       --
 Dividends and/or distributions reinvested                    --                --                  --                --
 Redeemed                                                     --                --                  --                --
                                                        -----------------------------------------------------------------
 Net increase                                                 70        $    1,000                  --        $       --
                                                        =================================================================

 1. For the year ended April 30, 2004 for Class A shares and for the period February 27, 2004 (inception of offering) to April 30, 2004 for Class B, Class C, Class N and Class Y shares.
 2. For the period from November 26, 2002 (commencement of operations) to April 30, 2003.
 3. The Fund sold 10,000 shares to the Manager upon seeding of the Fund on November 8, 2002.

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended April 30, 2004, were $7,170,844 and $4,803,718, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. Effective February 27, 2004, the Manager has voluntarily undertaken to reimburse the Fund for all expenses exceeding the following limits: 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. That voluntary undertaking may be revised or terminated by the Manager at any time without notice to shareholders. For the year ended April 30, 2004, management fees in the amount of $20,725 were voluntarily waived by the Manager.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2004, the Fund paid $226 to OFS for services to the Fund.
    Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

        21 | OPPENHEIMER SELECT VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at April 30, 2004 for Class B, Class C and Class N shares were zero. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.
--------------------------------------------------------------------------------
 SALES CHARGES. Front-end sales charges and contingent deferred sales charges
 (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                                          CLASS A               CLASS B               CLASS C               CLASS N
                                                       CONTINGENT            CONTINGENT            CONTINGENT            CONTINGENT
                                    CLASS A              DEFERRED              DEFERRED              DEFERRED              DEFERRED
                            FRONT-END SALES         SALES CHARGES         SALES CHARGES         SALES CHARGES         SALES CHARGES
                           CHARGES RETAINED           RETAINED BY           RETAINED BY           RETAINED BY           RETAINED BY
 YEAR ENDED                  BY DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR           DISTRIBUTOR
------------------------------------------------------------------------------------------------------------------------------------
 April 30, 2004                        $919                   $--                   $--                   $--                   $--

--------------------------------------------------------------------------------
 5. BORROWING AND LENDING ARRANGEMENTS
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at April 30, 2004.

        22 | OPPENHEIMER SELECT VALUE FUND

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------
 TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OPPENHEIMER SELECT VALUE FUND (FORMERLY, OPPENHEIMER MULTI CAP VALUE FUND)
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Value Fund (the "Fund"), including the statement of investments, as of April 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from November 26, 2002 (commencement of operations) to April 30, 2003, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Value Fund at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from November 26, 2002 to April 30, 2003, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                 [GRAPHIC] /S/ ERNST & YOUNG LLP

 New York, New York
 June 4, 2004

        23 | OPPENHEIMER SELECT VALUE FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

--------------------------------------------------------------------------------
 In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Distributions of $0.3969 per share were paid to Class A shareholders on December 18, 2003, all of which was designated as ordinary income for federal income tax purposes.
    Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2004 which are not designated as capital gain distributions should be multiplied by 15.39% to arrive at the amount eligible for the corporate dividend-received deduction.
    A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $66,005 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.

        24 | OPPENHEIMER SELECT VALUE FUND

TRUSTEES AND OFFICERS  Unaudited
-----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE; NUMBER
FUND, LENGTH OF SERVICE; AGE   OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE AND INTERESTED TRUSTEE IN THE CHARTS BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                       CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                               RETIREMENT, DEATH OR REMOVAL.

RONALD J. ABDOW,               Chairman (since 1959) of Abdow Corporation (operator of restaurants); Trustee of
Trustee (since 2003)           the following real estate businesses (owners and operators of restaurants): G&R
Age: 72                        Realty Co. (since 1978), G&R Trust Co. (since 1973), Abdow Partnership (since
                               1975), Auburn Associates (since 1983); Hazard Associates (since 1985); Trustee of MML Series Investment Fund (since 1993) and of MassMutual Institutional Funds
                               (MMIF) (since 1994) (open-end investment companies); Trustee (since 1987) of Bay
                               State Health System (health services); Chairman (since 1996) of Western Mass
                               Development Corp. (non-profit land development); Chairman (since 1991) of
                               American International College (non-profit college). Oversees 10 portfolios in the OppenheimerFunds complex

JOSEPH M. WIKLER,              Self-employed as an investment consultant; a director (since 1996) of Lakes Environmental
Trustee (since 2003)           Association, and Medintec (since 1992) and Cathco (since 1995) (medical device companies); a member
Age: 63                        of the investment committee of the Associated Jewish Charities of Baltimore (since 1994); formerly a director of Fortis/Hartford mutual funds (1994 - December 2001). Oversees 10 portfolios in the
                               OppenheimerFunds complex.

PETER I. WOLD,                 President of Wold Properties, Inc. (an oil and gas exploration and production company); Vice
Trustee (since 2003)           President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production);
Age: 56                        Vice President of Wold Talc Company, Inc. (talc mining); Managing Member, Hole-in-the-Wall Ranch
                               (cattle ranching); formerly Director and Chairman of the Board, Denver Branch of the Federal Reserve
                               Bank of Kansas City (1993 - 1999) and Director of PacifiCorp. (1995 - 1999), an electric utility.
                               Oversees 10 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

EUSTIS WALCOTT,               Principal with Ardsley Associates (since 2000) (consulting firm); Director (since October 2000) of
Trustee (since 2003)          Cornerstone Real Estate Advisors (real estate equity investment management services) and MML
Age: 66                       Investors Services (individual retirement, insurance, investment, and life event planning products and services company) (both affiliates of the Manager); Trustee of OFI Trust Company (since 2001)
                              (also an affiliate of the Manager); formerly Trustee of the American International College (1995 -
                              December 2003); Senior Vice President, MassMutual Financial Group (May 1990 - July 2000). Oversees
                              10 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE            THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
AND OFFICER                   YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR
                              REMOVAL.

JOHN V. MURPHY,               Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President, Trustee and        2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President and
Chairman of the Board,        a director (since July 2001) of Oppenheimer Acquisition Corp. (the Manager's parent holding company)
Trustee (since 2003)          and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a
Age: 54                       director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager);
                              Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                              Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July
                              2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                              Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation
                              and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation
                              and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President
                              (since February 1997) of Massachusetts Mutual Life Insurance Company (the Manager's parent company);
                              a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); a member of the Investment Company Institute's Board of
                              Governors (elected to serve from October 3, 2003 through September 30, 2006). Formerly, Chief
                              Operating Officer (September 2000-June 2001) of the Manager; President and trustee (November
                              1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-








        25 | OPPENHEIMER SELECT VALUE FUND


TRUSTEES AND OFFICERS  Unaudited / Continued

JOHN V. MURPHY,                August 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and director
Continued                      (September 1999-August 2000) of MML Bay State Life Insurance Company; a director (June 1989-June
                               1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle
                               Bancorp). Oversees 73 portfolios as Trustee/Director and 10 portfolios as Officer in the
                               OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS                       THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. LEAVY AND MR. ZACK, TWO WORLD
                               FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MR. WIXTED, 6803 S. TUCSON WAY,
                               CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER
                               RESIGNATION, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,             Senior Vice President of the Manager since September 2000; an officer of 7 portfolios in the
Vice President and             OppenheimerFunds complex. Formerly a portfolio manager of Morgan Stanley Dean Witter Investment
Portfolio Manager              Management (1997 - September 2000).
(since 2002)
Age: 33

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer of HarbourView
Treasurer, Principal           Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
Financial and Accounting       Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc. (since
Officer (since 2003)           March 1999), of OFI Private Investments, Inc. (since March 2000), of OppenheimerFunds International
Age: 44                        Ltd. and OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc. (since
                               November 2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation) (since
                               June 2003); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer
                               Acquisition Corp. Formerly Assistant Treasurer of Centennial Asset Management Corporation (March
                               1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                               Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual Fund Services Division. An
                               officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and General Counsel (since February 2002) of the
Secretary (since 2003)         Manager; General Counsel and a director (since November 2001) of the Distributor; General Counsel
Age: 55                        (since November 2001) of Centennial Asset Management Corporation; Senior Vice President and General
                               Counsel (since November 2001) of HarbourView Asset Management Corporation; Secretary and General
                               Counsel (since November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a director
                               (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President
                               and a director (since November 2001) of Oppenheimer Partnership Holdings, Inc.; a director (since
                               November 2001) of Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
                               and a director (since November 2001) of Shareholder Financial Services, Inc., Shareholder Services,
                               Inc., OFI Private Investments, Inc. and OFI Trust Company; Vice President (since November 2001) of
                               OppenheimerFunds Legacy Program; Senior Vice President and General Counsel (since November 2001) of
                               OFI Institutional Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia)
                               Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                               2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager; Assistant
                               Secretary of Shareholder Services, Inc. (May 1985 November 2001), Shareholder Financial Services,
                               Inc. (November 1989-November 2001); and OppenheimerFunds International Ltd. (October 1997-November
                               2001). An officer of 83 portfolios in the OppenheimerFunds complex.













THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


        26 | OPPENHEIMER SELECT VALUE FUND

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert

         The Board of Trustees of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements was engaged to provide $10,950 in fiscal 2004 and $14,500 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to analysis of the registrant's expenses and consultations with management with respect to its due diligence review process surrounding investments.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

Item 5.  Not applicable

Item 6.  Schedule of Investments

         Not applicable

Item 7.  Not applicable

Item 8.  Not applicable

Item 9.  Submission of Matters to a Vote of Security Holders

         The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Trustees of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at www.oppenheimerfunds.com.

         Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

         The Committee's process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Item 10.  Controls and Procedures

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of April 30, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a) Exhibit attached hereto. (Attach code of ethics as exhibit)

(b) Exhibits attached hereto. (Attach certifications as exhibits)